================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Civic BanCorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            [LOGO OF CIVIC BANCORP]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 8, 1997

To the Shareholders of Civic BanCorp:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Civic BanCorp will be held at 2101 Webster Street, 1st Floor, Oakland, California on May 8, 1997 at 4:00 p.m., for the following purposes:

  1.Electing directors to serve for ensuing year.

  2.Approving an amendment to the Bylaws to classify the Board of Directors.

  3. Approving an amendment to the Articles of Incorporation to eliminate action by the shareholders by written consent without a meeting.

  4. Retaining the Board of Directors' selection of KPMG Peat Marwick LLP as independent accountants for the year 1997; and

  5. Transacting such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on March 10, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

  Whether or not you plan to attend the meeting, you may vote by completing, signing and returning the enclosed proxy card promptly. Your proxy card may be revoked at any time prior to the time it is voted.

                                       By Order of the Board of Directors

                                       Herbert C. Foster
                                       President and Chief Executive Officer

April 7, 1997
(Approximately mailing date of proxy materials)

                       Place and Time of Annual Meeting

                        2101 Webster Street, 1st Floor
                           Oakland, California 94612
                                   4:00 p.m.

                                PROXY STATEMENT
                                      OF
                                 CIVIC BANCORP

                              2101 WEBSTER STREET
                           OAKLAND, CALIFORNIA 94612

                        ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 1997

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Civic BanCorp (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 8, 1997 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and any adjournment thereof. These proxy materials were mailed to shareholders on or about April 7, 1997.

                            PURPOSE OF THE MEETING

The meeting is to be held for the purpose of:

  1.Electing eleven (11) directors (the entire Board of Directors).

  2.To approve an amendment to the Bylaws to classify the Board of Directors.

  3.To approve an amendment to the Articles of Incorporation to eliminate action by the shareholders by written consent without a meeting.

  4.Ratifying the selection of KPMG Peat Marwick LLP as independent public accountants for the year 1997.

  5.Acting upon such other business as may properly come before the meeting or any adjournment thereof.

                      GENERAL PROXY STATEMENT INFORMATION

REVOCABILITY OF PROXIES

  Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Carolyn Lashbrook, a written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke the proxy by attending the meeting and electing to vote in person before any vote is taken.

SOLICITATION OF PROXIES

  This proxy solicitation is made by the Board of Directors of the Company and the cost of the solicitation is being borne by the Company. Solicitation is being made by this Proxy Statement and may also be made by employees of the Company who may communicate with shareholders or their representatives in person, by telephone or by additional mailings in connection with proxies, although no employee will be specifically engaged for that purpose.

OUTSTANDING SECURITIES AND VOTING RIGHTS

  As of March 10, 1997, the Company had 4,398,808 shares of common stock, no par value, issued and outstanding, held by approximately 1,100 shareholders. Only those shareholders of record of the Company's common stock as of the record date, March 10, 1997 will be entitled to notice of and to vote in person or by proxy at the meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

  Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has a number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes represented by shares for which they are named proxy.

  In the election of directors, the eleven (11) candidates receiving the highest number of votes will be elected. Approval of Proposals Two and Three requires the affirmative vote of holders of a majority of the outstanding shares of Civic BanCorp's common stock entitled to vote in person or by proxy at the Annual Meeting. Ratification of the selection of KPMG Peat Marwick LLP as independent public accountants requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented and voting at the meeting. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received on the proposals to amend the Bylaws and the Articles of Incorporation, broker non-votes and abstentions will have the same effect as a vote against the matter. In determining whether the requisite shareholder approval has been received on the ratification of the selection of accountants, broker non-votes will not be counted, while abstentions will be counted and will therefore have the same effect as a vote against the matter.

  If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made, it will be voted FOR the election of directors nominated by management, FOR ratification and approval of the amendments to the Bylaws to classify the Board of Directors, FOR the amendments to the Articles of Incorporation to eliminate action by the shareholders by written consent without a meeting, FOR ratification of KPMG Peat Marwick LLP as independent public accountants, and will be voted on such other matters as may come before the meeting at the discretion of the proxy holders.

  Management of the Company is not aware of any other matters to come before the meeting, and recommends that the shareholders vote FOR the election of the directors nominated by management, FOR ratification and approval of the amendments to the Bylaws to classify the Board of Directors, and FOR the amendments to the Articles of Incorporation to eliminate action by the shareholders by written consent without a meeting and FOR ratification of KPMG Peat Marwick LLP as independent public accountants.

PRINCIPAL SHAREHOLDERS

  No persons are known to management to have, directly or indirectly, more than 5% of the Company's issued and outstanding shares of common stock as of March 10, 1997 other than as follows:

                NAME AND ADDRESS                      AMOUNT OF       PERCENT OF
              OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP   CLASS
              -------------------                -------------------- ----------
C. Donald Carr..................................       689,267           15.7%
 1001 Dry Creek Road
 Napa, CA 94558
Heine Securities Corporation....................       395,866            9.0%
 51 JFK Parkway
 Short Hills, NJ 07078
Paul R. Handlery................................       345,683            7.9%
 C/O Handlery Hotels
 180 Geary Street
 San Francisco, CA 94108
Dimensional Fund Advisors, Inc..................       234,900            5.3%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401

PROPOSALS OF SHAREHOLDERS

  Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is submitted in a timely manner and in a form that complies with applicable regulations. For any such shareholder proposal to be included in the proxy statement to be prepared for next year's annual meeting, the shareholder must submit the proposal prior to December 4, 1997 in a form that complies with applicable regulations. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at a shareholder meeting. Shareholder proposals are subject to regulation under Federal securities laws.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                           1. ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be not less than eleven (11) nor more than twenty (20). By resolution the Board of Directors has fixed the number of directors at eleven (11).

NOMINEES TO THE BOARD OF DIRECTORS

  The procedure governing nominations for election to the Board of Directors is set forth in Sections 3.19 and 3.20 of the Bylaws, which provide as follows:

  SECTION 3.19. NOMINATIONS FOR ELECTION OF DIRECTORS. Nominations for election of members of the Board of Directors may be made by the Board of Directors (or the nominating committee of the Board of Directors) or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than by the Board of Directors or its nominating committee) must be made in writing and be delivered or mailed to the President of the corporation by the later of the close of business: (i) 90 days prior to any meeting of shareholders at which Directors will be elected or (ii) in case of an annual meeting of shareholders, not later than 90 days before the anniversary of the previous year's annual meeting. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
  (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address (or business address, if the notifying shareholder is not a natural person) of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominees and by the notifying shareholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Article Three,
  Section 3.20 of these Bylaws. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to such nomination from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of the election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of Article Three, Section 3.19 of these Bylaws will be provided to any shareholder upon receipt of a written request thereof, addressed to the President of the corporation.

  SECTION 3.20. QUALIFICATIONS OF DIRECTORS. No person shall be a member of the Board of Directors (a) who is a director, officer, employee, agent, nominee, attorney or other representative for any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or (b) who has, or has been or is the nominee of anyone who has, any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or with any officer, director, employee, agent, nominee, attorney or other representative thereof, pursuant to which he or she will disclose or in any way utilize information obtained as a director for purposes other than for the benefit of this corporation or that he or she will, directly or indirectly, attempt to effect or encourage any action of this corporation for the benefit of any person or entity other than this corporation, or (c) who has not owned at least $1,000 fair market value of the corporation's Common Stock for at least 90 days prior to the date of his or her election as a director.

  Subparagraph (c) shall not apply to an individual hired by the corporation's Board of Directors to be President and Chief Executive Officer of this corporation until such time as that individual has been employed by the corporation for a period of two years.

  The Board of Directors of this corporation or a committee thereof, shall make the determination whether any person who seeks to become a director complies with the provisions of this Section 3.20.

  Each of management's nominees to the Board of Directors of the Company has served as a director of the Company and its subsidiary CivicBank of Commerce ("Bank") since 1984 except Herbert C. Foster who was appointed in March, 1993.

  The eleven persons named below will be nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. However, If Proposal Two is approved and the Board of Directors is classified into three classes with staggered three year terms (see "PROPOSAL TWO: TO AMEND THE COMPANY'S BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTOR"), Class I Directors will be elected for an initial one-year term, Class II Directors will be elected for an initial two-year term and Class III Directors will be elected for an initial three-year term. Votes by the Company's proxy holders will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve. There are no family relationships among any of the nominees for director or any of the executive officers of the Company.

  The following list of directors provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Reference is made to the section "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.

                      DIRECTOR
       NAME       AGE  SINCE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
       ----       --- --------         ------------------------------------------

The following individuals will be nominated to serve an initial one-year term
(Class I):

 David L. Cutter  68    1984   Former Chairman of Cutter Laboratories, Inc.; Director of
                               CHAD Therapeutics, Inc.; member of American Institute of
                               Certified Public Accountants.
 Edward G. Mein   67    1984   Owner of Mein Investment Co., a real estate management,
                               development and lending company.
 Edward G. Roach  58    1984   President of ER Development, a real estate development
                               firm.

The following individuals will be nominated to serve an initial two-year term
(Class II):

 Paul R. Handlery 76    1984   Chairman and Chief Executive Officer of Handlery Hotels,
                               Inc. of San Francisco, California, a hotel, real estate
                               and investment management firm.
 James C. Johnson 63    1984   President of JAE Properties, Inc., a real estate broker,
                               property manager, developer and syndicator.

                       DIRECTOR
       NAME        AGE  SINCE          BUSINESS EXPERIENCE DURING PAST FIVE YEARS
       ----        --- --------        ------------------------------------------
 Dale D. Reed      65    1984   Chairman and Chief Executive Officer of Buran & Reed,
                                Inc., a diversified investment company; chairman of the
                                San Leandro Planning Commission, and a past president
                                and current trustee of the San Leandro Scholarship
                                Foundation; director of Goodwill Industries of East Bay.

 Barclay Simpson   75    1984   Chairman of Simpson Manufacturing Co., Inc., a
                                manufacturer of construction products; owner of Barclay
                                Fine Arts Gallery in Lafayette; director of McFarland
                                Energy, Inc.; former director and president of the Bay
                                Area Rapid Transit District (BART); trustee of the
                                California College of Arts and Crafts and the University
                                Art Museum, Berkeley.

The following individuals will be nominated to serve an initial three-year term (Class III):

 C. Donald Carr     65   1984   Chairman of the Company since July, 1995; owner of the
                                Carr Company, a real estate brokerage and development
                                business.

 Herbert C. Foster  57   1993   President and Chief Executive Officer of the Company and
                                Chairman and Chief Executive Officer of the Bank since
                                March, 1993; President and Chief Executive Officer of
                                Pacific Bay Bank, San Pablo, CA during 1992 and
                                President of University National Bank & Trust Company,
                                Palo Alto, CA from 1983 to 1991.

 John W. Glenn      68   1984   Founder and President of John W. Glenn Adjustors and
                                Administrators; former director and president of Bay
                                Area Rapid Transit District (BART); past president of
                                East Bay Claims Association and the California
                                Association of Independent Insurance Adjusters.

 Paul C. Kepler     53   1984   President of The Kepler Co., a private investment firm;
                                former Chief Executive Officer of LINC Capital
                                Corporation from 1986 to 1993, an equipment leasing and
                                real estate financing company; owner of the Seascape
                                Sports Club; director of the United States Tennis
                                Association (USTA) - Northern California Section.

DESIGNATION OF CLASSES IF PROPOSAL TWO IS APPROVED

  If one or more persons other than management's nominees are nominated and receive sufficient votes to be elected and Proposal Two is approved, such person or persons will be deemed elected to the class of directors for which management's nominee who was not elected was proposed. If two or more of management's nominees are not elected, the other persons elected shall be entitled to select, in order of the number of votes cast in their favor, the class to which they are elected from the classes to which fewer than all of management's nominees were elected. Accordingly, a person other than a nominee of management may receive more votes than any of management's nominees for a particular class, e.g., Class III, but if all of management's nominees for Class III are among the eleven candidates receiving the greatest number of votes, such nominees will be elected as Class III directors and the other person elected to the Board must select from a class to which fewer than all of management's nominees were elected.

  The enclosed proxy will be voted in favor of the election of the above-named nominees as directors, unless authority to vote for directors is withheld. If any of the nominees should be unable or decline to serve, which is not anticipated, discretionary authority is reserved for the proxy holders to vote for a substitute, to be designated by the present Board of Directors. In the event that additional persons are nominated as directors, the proxy holders intend to vote all the proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the nominees listed above as possible and, in that event, the specific nominees to be voted for will be determined by the proxy holders in their sole discretion.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company has an Audit Committee, composed of John W. Glenn (Chairman), David L. Cutter, Paul R. Handlery and James C. Johnson. The Audit Committee met 6 times in 1996 for the purpose of reviewing overall operations of the Company. As part of its duties, the Audit Committee examines the results of the financial statements and reports prepared by the Company's independent auditors and makes recommendations thereon to the Board of Directors.

  The Board of Directors of the Company has a Personnel Committee whose members in 1996 were Barclay Simpson (Chairman), David L. Cutter, James C. Johnson, and Paul C. Kepler. The Personnel Committee met 4 times in 1996 to consider the hiring and compensation of officers and employees of the Company and the Bank. The Personnel Committee acted as Stock Option Committee under the Stock Option Plan and in this capacity granted stock options under the Stock Option Plan to officers and other employees. The Personnel Committee also functions as the compensation committee and as the nominating committee in connection with the election of directors. The Personnel Committee will consider nominees recommended by shareholders if such recommendations are accompanied by a complete biographical and financial statement of the nominee in such form as the Personnel Committee shall require and, for a recommendation made in connection with an annual meeting of shareholders, the recommendation is submitted by November 30 of the preceding year.

  The Board of Directors of the Bank has an Audit Committee and Personnel Committee. These committees consist of the same members as indicated above for the Company and met the same number of times. Each committee had duties at the Bank level similar to those for committees of the Company.

  In addition, the Board of Directors of the Bank has a Directors' Loan Committee composed of Dale D. Reed (Chairman), C. Donald Carr, Herbert C. Foster, Paul R. Handlery, Edward G. Mein, Paul C. Kepler and Edward G. Roach. This committee met 27 times in 1996. The function of the Directors' Loan Committee is to review certain loans and recommend ratification, when appropriate, to the Board of Directors, and in certain cases to review and approve or disapprove loan applications when the amount requested is above certain thresholds or the applicant is affiliated with the Company or the Bank. The members of the Directors' Loan Committee also serve as the members of the investment committee. The investment committee met four times in 1996 and is responsible for monitoring the Bank's investment activities and the overall interest rate risk profile.

  The Board of Directors of the Company has a Strategic Options Committee, composed of Edward G. Roach, C. Donald Carr, Herbert C. Foster and Barclay Simpson. The committee met three times in 1996. The function of the Strategic Options Committee is to recommend measures that will assist management in enhancing shareholder value.

  Neither the Company nor the Bank has a separate compensation committee or nominating committee; the Personnel Committee of each serves these functions.

MEETINGS OF THE BOARD OF DIRECTORS

  The Board of Directors of the Bank met in 1996 in regular meetings for a total of 10 meetings. The Board of Directors of the Company held 10 regular meetings during 1996. No nominee for director, while serving as a director of the Bank and the Company during 1996, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he was a member.

DIRECTOR FEES

  In 1996 the Bank paid fees to non-employee directors for their services as directors. The payment schedule provides for non-employee directors to be paid a quarterly retainer of $2,250 with the Chairman to receive $3,000 per quarter. Additionally, $750 per quarter will be paid to each director if the Company achieves the business plan. Chairmen of the Audit, Loan and Personnel Committees were paid an additional $350 per committee meeting attended. Committee members were paid $250 per meeting attended. Directors who were executive officers were not paid director fees in 1996. Total director fees paid in 1996 were $137,750.

EXECUTIVE OFFICERS

  The following are the names of the principal executive officers of the Company and the Bank and certain information concerning each of them:

         NAME AND AGE           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
         ------------           ------------------------------------------
 Herbert C. Foster, 57... President and Chief Executive Officer of the Company
                          and Chairman and Chief Executive Officer of the Bank
                          since March, 1993; President and Chief Executive
                          Officer of Pacific Bay Bank, San Pablo, CA during
                          1992 and President of University National Bank &
                          Trust Company, Palo Alto, CA from 1983 to 1991.
 John E. Lindstedt, 63... President of the Bank since February, 1994; formerly with Wells Fargo Bank, N.A., San Francisco since
                          1965; Executive Vice President in capacity of senior
                          loan officer of Corporate Banking Group since 1988.
 Paul A. Grossberg, 46... Executive Vice President of the Bank since 1994,
                          Senior Vice President, Branch Office Administrator of
                          the Bank since 1991, Vice President of the Bank since
                          1985.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth the number of the Company's common shares owned, as of March 10, 1997, by the present directors who are also management's nominees for reelection, and by the directors and officers of the Company as a group:

                   SHARES OF COMMON STOCK BENEFICIALLY OWNED

                                                                      PERCENT OF
                 NAME OF BENEFICIAL OWNER             NUMBER (1)        CLASS
                 ------------------------             ----------      ----------
      C. Donald Carr.................................   694,767 (2)     15.19%
      David L. Cutter................................    18,250           .40
      Herbert C. Foster..............................   116,001 (3)      2.54
      John W. Glenn..................................    31,206 (4)       .68
      Paul R. Handlery...............................   351,183 (5)      7.68
      James C. Johnson...............................    30,458 (6)       .67
      Paul C. Kepler.................................    29,780           .65
      Edward G. Mein.................................    58,614 (7)      1.28
      Dale D. Reed...................................    39,177 (8)       .86
      Edward G. Roach................................    26,604 (9)       .58
      Barclay Simpson................................    80,614 (10)     1.76
      All directors and officers as a group (14
       persons)...................................... 1,576,710         34.47%

--------
(1) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse and any shares of which beneficial ownership may be acquired within 60 days of March 10, 1997 by the exercise of stock options.
(2) Includes 689,267 shares held by Mr. Carr jointly with his spouse.

(3) Includes 75,000 shares which may be owned within 60 days of March 10, 1997 by the exercise of stock options.

(4) Includes 25,706 shares held by Mr. Glenn jointly with his spouse, and 3,889 shares held in trust, John W. Glenn, Trustee.

(5) Includes 259,262 shares held by Handlery Hotels, Inc.

(6) Includes 24,958 shares held by Mr. Johnson jointly with his spouse, 2,786 shares held by his spouse of which 144 are held by her as custodian under the California Uniform Gift to Minors Act.

(7) Includes 53,114 shares held by Mr. Mein jointly with his spouse.

(8) Includes 33,677 shares held by Mr. Reed jointly with his spouse.

(9) Includes 6,076 shares held in trust, Edward G. Roach, Trustee.

(10) Includes 75,114 shares held by Mr. Simpson jointly with his spouse.

CHANGE IN CONTROL

  Management is not aware of any arrangements, including the pledge by any person of shares of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

EXECUTIVE COMPENSATION

  The following table sets forth the compensation of the named executive officers for each of the registrant's last three fiscal years whose total cash compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION      LONG TERM
   NAME AND PRINCIPAL    --------------------------- COMPENSATION    ALL OTHER
        POSITION         YEAR   SALARY    BONUS (1)    OPTIONS    COMPENSATION (2)
   ------------------    ---- ----------- ---------- ------------ ----------------
Herbert C. Foster....... 1996 $190,000.00 $71,014.00     None        $17,486.96
 President and Chief     1995  190,000.00  22,042.00     None          7,661.70
 Executive Officer
 of the Company and      1994  175,000.00  25,000.00 50,000 shs.       4,863.60
 Chairman and
 Chief Executive Officer
 of the Bank
John M. Lindstedt....... 1996  160,000.00  35,507.00     None          9,183.40
 President of the Bank   1995  160,000.00  11,021.00     None          6,078.10
                         1994  160,000.00   6,000.00 25,000 shs.       2,710.35
Paul A. Grossberg....... 1996  103,000.00  35,507.00     None          5,771.60
 Executive Vice
 President               1995  103,000.00  11,021.00  2,500 shs.       5,643.70
 of the Bank             1994   99,166.67   6,000.00 25,000 shs.       3,301.50

--------
(1) Represents cash bonus in year earned.
(2) Represents Company contributions to the Profit Sharing Retirement Plan, Company matching contributions under the 401(k) Plan, imputed value of life insurance premiums paid by the Company, and for Mr. Foster, the expense in 1996 associated with a deferred compensation plan of $8,433.21.

  The Company pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximating two times their annual salaries. The policies are payable to the officers' designated beneficiaries. A portion of the premium paid by the Bank is imputed as income for tax purposes for the executive officers. Such amounts are included in the compensation table above.

  Pursuant to a deferred compensation agreement dated December 1, 1996 between Mr. Foster and the Bank, Mr. Foster is entitled to salary continuation benefits of $100,000 per year for 15 years commencing at retirement or if there is a change in control as defined within the agreement. The benefit vests at the rate of 20% per year commencing after the fifth through ninth year unless there is a change in control at which time the benefit is 100% vested.

  Effective February 1, 1994 the Board appointed John E. Lindstedt as President of the Bank, subject to approval by the regulatory authorities, at an annual salary of $160,000. In connection with this appointment, Mr. Lindstedt was awarded a grant of 25,000 incentive stock options.

  Messrs. Foster, Lindstedt and Grossberg receive automobile allowances in connection with the performance of their duties. Mr. Foster also has a club membership paid by the Bank in connection with the performance of his duties. Management is unable to determine, without unreasonable effort and expense, the extent or value of the personal benefit, if any, which might be derived from these payments, and the value of any such benefits is not included in the amounts set forth above. It is management's opinion that such benefits have not been material in amount and did not exceed 10% of salary and bonus for Mr. Foster.

  There were no stock options granted to executive officers in 1996.

 AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS
                                    VALUES

         (A)               (B)          (C)          (D)             (E)
                                                                  VALUE OF
                                                  NUMBER OF      UNEXERCISED
                                                 UNEXERCISED    IN-THE-MONEY
                                                 OPTIONS AT      OPTIONS AT
                                                  12-31-96        12-31-96
                                                ------------- -----------------
                         SHARES
                      ACQUIRED ON     VALUE     EXERCISABLE/    EXERCISABLE/
        NAME          EXERCISE (#) REALIZED ($) UNEXERCISABLE   UNEXERCISABLE
        ----          ------------ ------------ ------------- -----------------
Herbert C. Foster....     None         None     70,000/30,000 $302,500/$135,000
John E. Lindstedt....     None         None     25,000/     0  100,000/       0
Paul A. Grossberg....     None         None     16,711/15,000   69,854/  67,500

INCENTIVE RESERVE/BONUS PLAN

  The Bank has an Incentive Reserve/Bonus Plan for its vice presidents and higher ranking officers (16 persons as of December 31, 1996), including Messrs. Foster, Lindstedt and Grossberg. The Bank paid bonuses of $266,303 under this plan for 1996.

PROFIT SHARING RETIREMENT PLAN

  The Board of Directors of the Bank has adopted a Profit Sharing Retirement Plan ("PSRP") available to all employees. The PSRP is intended to provide a tax-deferred compensation and savings vehicle to its participants, and has been ruled by the Internal Revenue Service to comply with requirements for the deductibility of contributions for tax purposes. The PSRP provides for three types of contributions: voluntary contributions by employees; partial matching contributions on a percentage basis determined by the Bank (set at 33% for 1996); and profit-sharing contributions by the Bank at the discretion of its Board of Directors based on earnings of the Bank. The Board did allocate a profit sharing contribution of 2.00% of base compensation to the PSRP for 1996.

  Employee contributions are fully vested at all times. Employees become vested in profit-sharing contributions and Bank matching contributions at a rate of 20 percent per year beginning two years after employment. Contributions are paid to a trustee which receives and pays funds, safeguards and values trust assets, invests trust funds and carries out the directions of the Administrative Committee. The trustee under the PSRP is Wells Fargo Bank. The Administrative Committee consists of members appointed by the Board of Directors and acts as administrator of the PSRR. The committee may retain an investment manager or other advisors as it considers necessary to discharge its duties.

  The trustees and the Administrative Committee are subject to fiduciary duties imposed on them by the Employee Retirement Income Security Act of 1974 (ERISA) and the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA). Participants may begin receiving benefits under the PSRP upon reaching age 59 1/2, or earlier upon a showing of hardship. A participant may elect to receive benefits in a lump sum, in installments, as an annuity providing for guaranteed income for a period certain or in any combination of the foregoing methods.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

  The Bank has had in the ordinary course of business, and expects to have in the future, banking transactions with certain of its directors, officers, shareholders, and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management, such transactions involving loans have been and will be entered into with such persons in accordance with applicable laws and
(1) in the ordinary course of business (2) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (3) on terms not involving more than the normal risk or collectability or presenting other unfavorable features. For additional reference see Note 11 to the Consolidated Financial Statements for the year ended December 31, 1996 attached to and a part of Civic BanCorp Form 10-K for fiscal year ended December 31, 1996, and included in the Company's Annual Report to Shareholders.

COMPENSATION COMMITTEE REPORT

  The Compensation Committee in accordance with applicable requirements has provided the following report to the Board of Directors of the Company.

                       REPORT ON EXECUTIVE COMPENSATION
             BY THE PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS

  The Report of the Personnel Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

  The Company's executive compensation is determined by the Personnel Committee of the Board of Directors. The Committee usually meets a minimum of three times per year. Salaries are reviewed and determined at the Committee meeting in February. Any increases are approved by the Board of Directors and are effective March 1. Incentive bonus awards are also reviewed and determined at the same meeting. Stock options are generally awarded in February subsequent to the receipt of audited financial statements for the prior fiscal year. Compensation for a newly-hired executive may be established by the Committee at a special meeting.

  The Compensation policy of the Company is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses and stock options.

  The Company's general compensation strategy for executive officers is to pay annual and long term compensation which is competitive with other executives compensation of peer group companies, adjusted for the Company's financial condition and performance relative to that peer group. In determining compensation levels, the Company obtains salary survey information regarding executive salary levels for comparable companies through many sources including banking industry associates and independent compensation consultants. Additionally, the Company ties incentive compensation levels to the financial performance goals of the Company, and specifically, return on assets.

  The Company has an annual incentive bonus plan for executives based on achieving certain financial performance goals, primarily the return on assets, which are established by the Personnel Committee and approved by the Board of Directors as part of the annual budgeting process. Other criteria used to determine incentive awards include asset quality and earnings results. The Board also considers professional experience and past and potential future contribution to the Company. Each executive's percentage of an incentive bonus pool is determined at the beginning of the year by the Personnel Committee and is payable subject to satisfactory performance and contingent on approval of the Board of Directors after the calendar year is complete. The maximum amount any executive can earn from the incentive bonus plan is equal to or less than 100% of the executive's base salary.

  Due to the performance of the Company in 1994 no bonuses were paid. In 1995 and 1996, based upon the Company's return on assets, incentive plan bonuses were paid for those years. The size of the bonus pool is directly tied to improvements in the Company's return on assets capping at a 1.60 ROA in 1995 and 1996.

  The Personnel Committee determined that additional compensation be awarded Mr. Grossberg and Mr. Foster for 1994. These non-plan awards reflect individual contributions each made to the Company, particularly in implementing the Restructuring Plan as described in the Company's annual report and Form 10-K. No non-plan bonuses were made to executives for 1995 or 1996.

  The total cash compensation, including cash bonuses paid to the Company's executive officers for 1995 and 1996 ranked just below average for the total cash compensation paid to executive officers for banks in our asset size in California.

  In increasing Mr. Foster's base salary for 1995 the Committee considered the increase in the Company's profitability, the increase in the market price of Company's stock and the positive change in corporate culture. Some consideration was also given to salary survey information from other banks. Mr. Foster's new compensation is at the median for California banks of the Company's asset range.

  Executive officers are permitted to participate in other Company and Bank employee benefit plans including the Bank's 401(k) Savings Plan.

  Long term incentive awards consisting of stock options are considered to be a substantial portion of the compensation package of the executive officers and provide incentive to increase shareholder value. In 1995, Mr. Grossberg was awarded stock options and in 1994 Mr. Foster and Mr. Grossberg were awarded stock options as recognition for their contributions to the Company.

                                          Barclay Simpson, Chairman
                                          Paul C. Kepler
                                          David L. Cutter
                                          James C. Johnson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No member of the Committee is a former or current officer or employee of the Company or its subsidiaries.

PERFORMANCE GRAPH

  The following graph compares the stock performance of the Company to the performance of a specific industry index, the SNL Securities L.P. Northern California $1 Billion Independent Bank Proxy and to the Standard & Poor's 500 index over the past five calendar year period.

                                      LOGO
               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                       AMONG CIVIC BANCORP, S&P 500 AND
               (GREATER THAN)$1 BILLION INDEPENDENT BANK PROXY

                        PERFORMANCE GRAPH APPEARS HERE

                                                      (GREATER THAN)$1 BILLION
Measurement Period          CIVIC                     INDEPENDENT
(Fiscal Year Covered)       BANCORP      S&P 500      BANK PROXY
---------------------       -------      -------      -------------------------
Measurement Pt- 12/31/91    $100.00      $100.00      $100.00
FYE  12/31/92               $ 85.19      $107.62      $104.57
FYE  12/31/93               $ 79.63      $118.47      $134.41
FYE  12/31/94               $ 81.48      $120.03      $127.26
FYE  12/31/95               $111.11      $165.13      $176.18
FYE  12/31/96               $151.85      $202.89      $260.15

                            PROPOSED AMENDMENTS OF
              THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS
                    TO ADOPT CERTAIN ANTI-TAKEOVER MEASURES

  The Board of Directors of the Company has voted unanimously to authorize amendments to its Articles of Incorporation and Bylaws and to recommend such proposed amendments to the shareholders for adoption. The Board of Directors believes that the proposed defensive measures are in the best interests of Civic BanCorp and its shareholders. The proposed amendments are: (i) to classify the Board of Directors into three equal classes serving staggered three-year terms ("Proposal Two"); and (ii) to provide that shareholder action may be taken only at annual or special meetings of shareholders and not by shareholder written consent ("Proposal Three"). The purpose and intended effect of the proposed amendments are to render Civic BanCorp a less attractive target for unfriendly acquisition by an outsider by making it more difficult for such a person to obtain control of Civic BanCorp. The overall impact of the amendments may be to render more difficult or discourage a merger or tender offer (even if such transaction is favorable to the interests of the shareholders).

  The Board believes that companies can be and are acquired, and changes in control of companies can and do occur at prices below realistically achievable levels when boards do not have measures in place to require an acquirer to negotiate directly with the board. Many companies, with shareholder approval, have put similar provisions in place. While it is possible for such measures to be misused to resist reasonable takeover actions contrary to a board's fiduciary obligation, the Board of Directors of Civic BanCorp is aware of, and committed to, its fiduciary obligations not to misuse such provisions.

  These proposals are not made in response to any efforts of which Civic BanCorp is aware to accumulate Civic BanCorp's stock or to obtain control of Civic BanCorp. The Board of Directors does not currently contemplate recommending to the shareholders for their approval any further measures which would affect the ability of third parties to change control of the company. In 1996 the Board of Directors adopted a shareholders' rights plan and the adoption of a bylaw amendment requiring advance notice of nomination of a candidate for election to the Board of Directors of Civic BanCorp when the nomination is made by a person other than the nominating committee of the Board and imposing certain qualifications for such nominees. Under applicable law, these measures became effective without shareholder approval. The Board of Directors is not currently considering any other anti-takeover measures that do not require shareholder approval under California law.

  Descriptions of possible anti-takeover effects of these provisions for inclusion in the Articles of Incorporation and Bylaws are set forth below. The following summary descriptions of the proposed amendments are not intended to be complete and are qualified in their entirety by reference to the complete texts of the amendments.

  Approval of Proposals Two and Three requires the affirmative vote of holders of a majority of the outstanding shares of Civic BanCorp's common stock entitled to vote in person or by proxy at the Annual Meeting.

  Adoption of each of the proposed amendments also requires the approval of the Board of Directors. The Board of Directors has unanimously voted to approve each amendment.

  THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENTS ARE IN THE BEST INTERESTS OF CIVIC BANCORP AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE PROPOSED AMENDMENTS.

                               2. PROPOSAL TWO:
                         TO AMEND THE COMPANY'S BYLAWS
                TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS

SUMMARY OF CLASSIFIED BOARD AMENDMENT

  The Company's directors are currently elected each year by the Company's shareholders and serve until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has approved and recommends that the shareholders adopt an amendment (the "Classified Board Amendment") to Section 3.04 of the Company's Bylaws which would divide the Board of Directors into three classes of directors, with directors in each class serving a staggered three-year term.

  The Board of Directors is recommending the adoption of the Classified Board Amendment in the interest of furthering continuity and stability in the leadership and policies of the Company and to discourage certain types of tactics which could involve actual or threatened changes of control that are not in the best interest of the shareholders. The Board of Directors believes that the continuity and stability of the Company's leadership and policies are critical to the long term appreciation of shareholder value.

  If adopted, the Classified Board Amendment would divide the Board of Directors into three approximately equal classes, designated Class I, Class II and Class III. At the Annual Meeting, eleven directors would be elected into classes as follows: Class I, consisting of three directors, would be elected for a term expiring at the 1998 Annual Meeting; Class II, consisting of four directors, would be elected for a term expiring at the 1999 Annual Meeting; and Class III, consisting of the remaining four directors, would be elected for a term expiring at the 2000 Annual Meeting (and in each case until their respective successors are duly elected and qualified). Beginning in 1998 with the election of directors to Class I, each class of directors elected at the Company's Annual Meeting would be elected to a three-year term. If the number of directors constituting the Board of Directors is increased or decreased in the future, the resulting positions would be apportioned by the Board of Directors among the three classes so as to make all classes as nearly equal in number as possible. The Company has no current plan or agreement to change the number of directors.

  Information concerning the current nominees for election as directors at the Annual Meeting and the terms for which they will serve if the Classified Board Amendment is adopted is contained in the section "PROPOSAL ONE: ELECTION OF DIRECTORS." If the Classified Board Amendment is not adopted, all directors will be elected to serve until the 1998 Annual Meeting and until their successors are elected and qualified.

  Under California Corporations Code section 301.5, a corporation meeting the definition of a "listed corporation" may, with the approval of its board of directors and holders of a majority of its outstanding shares, classify its board of directors. Because its shares are quoted on the Nasdaq National Market System, Civic BanCorp qualifies as a listed corporation and is eligible to adopt a classified board of directors.

  California law requires a corporation with a board of directors classified into three classes to have at least nine directors. Currently, the Board of Directors consists of eleven directors, and the Bylaws provide for a range of 11 to 20 directors. The exact number within this range may be established by the Board of Directors or by vote of holders of a majority of the outstanding shares.

REASONS FOR AND EFFECTS OF THE CLASSIFIED BOARD AMENDMENT

  The Board of Directors believes that the adoption of the Classified Board Amendment is advantageous to the Company and its shareholders for a number of reasons.

  Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions with the intent of achieving goals which may not be favorable to the Company's other shareholders, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirers maybe in a position to elect of a majority of a company's board of directors through a proxy contest or otherwise, even though they do not actually own a majority of the company's outstanding shares at the time. If the Classified Board Amendment is approved, a majority of the Company's directors could not be replaced by such persons until at least two annual meetings of shareholders have occurred, unless the proponent of removal achieved sufficient votes to remove a majority of the directors pursuant to the provisions of California Corporations Code. By eliminating the possibility of a sudden removal of the Board of Directors, the incumbent Board of Directors will be given the time and opportunity to evaluate any proposals and assess and develop alternatives in a manner consistent with their responsibilities to the Company's shareholders without the pressure created by the threat of imminent removal of a majority of the Board or loss of control. The Board of Directors believes, therefore, that removing the threat of sudden removal will permit it more effectively to represent the interests of all shareholders, including responding to demands or actions by any shareholder or group.

  In addition, by allowing directors to serve three-year terms rather than one-year terms, the Classified Board Amendment will enhance the continuity and stability of both the composition of the Company's Board of Directors and its policies. This will enhance the Board of Directors' ability to adopt and implement long-term business strategies aimed at increasing shareholder value.

  The Classified Board Amendment may discourage persons from attempting to acquire control of the Company without the consent of the Board of Directors because its provisions could operate to delay such person's ability to obtain control of the Board of Directors. For the same reasons, the adoption of the Classified Board Amendment may also deter certain mergers, tender offers or other takeover attempts which some or a majority of holders of the Company's voting stock may deem to be in their best interests. In addition, the Classified Board Amendment could similarly delay shareholders attempting to replace a majority of the directors of the Board of Directors because the shareholders do not approve of the Board of Directors' policies. The adoption of the Classified Board Amendment will not, however, alter the Board of Directors' duty to consider acquisition or merger offers in a manner consistent with its fiduciary obligations to shareholders. The Board of Directors therefore believes that the benefits of the protective benefits of the Classified Board Amendment outweigh the possibility that an unsolicited acquisition or merger will be deterred.

  The Board of Directors of the Company has no knowledge of any present effort to gain control of the Company or to organize a proxy contest, nor has the Company experienced problems in the past or at the present time with the Board of Directors' continuity or stability. However, the Board of Directors believes that adopting the Classified Board Amendment is prudent, advantageous and in the best interests of shareholders because it will give the Board of Directors more time to fulfill its responsibilities to shareholders and it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL TWO.

                              3. PROPOSAL THREE:
                  TO AMEND THE COMPANY'S ARTICLES AND BYLAWS
                   TO ELIMINATE ACTIONS OF THE SHAREHOLDERS
                     BY WRITTEN CONSENT WITHOUT A MEETING

SUMMARY OF CONSENT AMENDMENT

  The Board of Directors proposes to amend the Company's Articles of Incorporation to add a new provision requiring that all shareholder action be taken at an annual or special meeting of shareholders and prohibiting shareholder action by written consent in lieu of a meeting and to make a corresponding amendment to section 2.10 and related sections of the Company's Bylaws (the "Consent Amendment").

  Under California law, any actions required or permitted to be taken by shareholders may be taken (unless a company's articles of incorporation otherwise provide) without a meeting, without prior notice and without a shareholder vote if a written consent setting forth the action to be taken is signed by the holders of stock having the requisite number of votes. The Company's existing Articles of Incorporation do not prohibit such action by written consent and Section 2.10 and related sections of the Bylaws expressly permit action by written consent without a meeting. Consequently, unless the Consent Amendment is approved, a person or group of persons holding a majority interest in the Company could take significant corporate action without giving all shareholders notice or the opportunity to vote. The Consent Amendment will not affect voting by proxy at a duly held meeting of shareholders.

  The Consent Amendment would specify that no action may be taken by shareholders of the Company except at an annual or special meeting of shareholders and would specifically deny the power of shareholders to act by written consent without a meeting.

REASONS FOR AND EFFECTS OF THE CONSENT AMENDMENT

  The Board of Directors believes that it is in the best interest of the Company and its shareholders that all shareholders be advised in advance of any significant corporate action that requires shareholder approval and be given the opportunity to vote on the matter. If action by written consent without a meeting is permitted, a majority of the shareholders could consent in writing to a corporate action without advance notice to other shareholders. Advance notification to shareholders of proposed corporate actions provides all shareholders the opportunity to express their views on the proposed action and to persuade other shareholders and management of their support or opposition. It is the Board of Directors' view that shareholder decisions reached after all shareholders have received notice and an opportunity to express their views will be informed decisions and more consistent with the Board of Directors' notion of corporate democracy. Also, the Board of Directors believes that the Consent Amendment is an effective method of avoiding the disenfranchisement of minority shareholders through the use of written consent solicitations.

  Action by written consent may, in some circumstances, permit shareholders to take action opposed by the Board of Directors more rapidly than would be possible if a meeting were required. The Consent Amendment would have the effect of making more difficult shareholder actions that do not have the support of the Board of Directors. The Consent Amendment also could have the effect of discouraging a person from making a tender offer or otherwise attempting to gain control of the Company if such person were unwilling to submit its proposals to a vote of the shareholders at a meeting. For example, the prohibition would prevent a person from attempting to gain approval of a merger without a shareholder meeting. The Board of Directors nonetheless believes that it is important that it be able to give advance notice of and consideration to any such shareholder action and that shareholders be able to discuss at a meeting matters that may affect their rights. In addition, the Company's shareholders will still have the ability to initiate action independent of the Board of Directors because California law and the Company's Bylaws provide that the holders of not less than 10% of the shares entitled to vote have the power to call a special meeting of shareholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL THREE.

                  4. RATIFICATION OF SELECTION OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

  KPMG Peat Marwick LLP has served as the Company's independent certified public accountants since 1994. The Company engaged KPMG Peat Marwick LLP as its independent public accountants by letter dated June 14, 1994 between KPMG Peat Marwick LLP and the Audit Committee of the Board of Directors. The Company has had no disagreements with its accountants with respect to accounting principles or practices of financial statement disclosure.

  At the 1997 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

  RESOLVED, that the selection of KPMG Peat Marwick LLP as the independent certified public accountants of Civic BanCorp and its subsidiary, CivicBank of Commerce, for the fiscal year ending December 31, 1997 is hereby ratified.

  If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

  The services provided by KPMG Peat Marwick LLP include the examination and reporting of the financial status of the Company and Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

  A representative of KPMG Peat Marwick LLP is expected to attend the 1997 Annual Meeting of Shareholders with the opportunity to make a statement, if desired, and is expected to be available to respond to shareholders' inquiries.

                               5. OTHER BUSINESS

  If any other matters come before the meeting, not referred to in this Proxy Statement, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

ADDITIONAL INFORMATION AND DOCUMENTS INCORPORATED BY REFERENCE.

  Each shareholder has received the Company's 1996 Form 10-K as filed with the Securities and Exchange Commission containing financial statements, including the report of its independent public accountants.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 CIVIC BANCORP

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 1997

  The undersigned hereby appoints Paul R. Handlery, Edward G. Roach and C. Donald Carr, and each of them, Proxies, with the full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Shareholders of Civic BanCorp to be held on Thursday, May 8, 1997 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and at any adjournment thereof, in the manner indicated and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. The shares represented by this Proxy shall be voted as specified below.


      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)


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[X] Please mark your votes as this

This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed above and FOR proposals 2, 3 and 4.


1. ELECTION OF DIRECTORS:

   FOR the election as Directors of all nominees.   [_]

   WITHHOLD authority (as to all nominees) listed.  [_]

Instruction: To withhold authority to vote for any individual nominee(s), strike a line through that nominee's name in the list below:

C. Donald Carr, David L. Cutter, Herbert C. Foster, John W. Glenn, Paul R. Handlery, James C. Johnson, Paul C. Kepler, Edward G. Mein, Dale D. Reed, Edward G. Roach and Barclay Simpson.


2. Ratification and approval of an amendment to the Bylaws to classify the Board of Directors.

          FOR        AGAINST        ABSTAIN
          [_]          [_]            [_]


3. Ratification and approval of an amendment to the Articles of Incorporation to eliminate action by the shareholders by written consent without a meeting.

          FOR        AGAINST        ABSTAIN
          [_]          [_]            [_]


4. Ratification of selection of KPMG Peat Marwick, LLP as independent accountants for 1997.

          FOR        AGAINST        ABSTAIN
          [_]          [_]            [_]



5. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting; at this time the Board of Directors is not aware of any other matters that will be presented. If no direction is given, this Proxy will be voted for the election of nominees set forth above, for ratification and approval of the amendments to the Bylaws to classify the Board of Directors, and for the amendments to the Articles of Incorporation to eliminate action by the shareholders by written consent without a meeting and for the ratification of the selection of KPMG Peat Marwick, LLP.


I plan to attend the meeting

PLEASE DATE AND RETURN IN THE ENCLOSED ENVELOPE.


Signature(s) ___________________________   Date _______________________________

Please sign exactly as your name appears above. When signing as a custodian for a minor, executor, administrator, attorney, trustee or guardian please give your full title as such.

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